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                  SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                               Form 8-K

                            CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): April 24, 2003

                   NEW ENGLAND BUSINESS SERVICE, INC.
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          (Exact name of registrant as specified in its charter)

Delaware                          1-11427           04-2942374
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(State or other jurisdiction   (Commission            (IRS Employer
 of incorporation)              File Number)    Identification No.)

        500 Main Street, Groton, MA                     01471
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    (Address of principal executive offices)          (ZIP Code)

Registrant's telephone number, including area code:  (978) 448-6111
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Item 5.  Other Events.
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On April 24, 2003, New England Business Service, Inc. issued a press release announcing that it had entered into a definitive merger agreement to acquire Safeguard Business Systems, Inc. A copy of the press release is filed as Exhibit 99 hereto and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)  Exhibits.
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99.  Press release dated April 24, 2003.

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by theundersigned hereunto duly authorized.

                                      NEW ENGLAND BUSINESS SERVICE, INC.
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                                                (Registrant)

April 24, 2003                               DANIEL M. JUNIUS
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    Date                                    Daniel M. Junius
                                            Executive Vice President, Chief
                                            Financial Officer and
                                            Treasurer